UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31 2006

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
  Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Corporate Office Properties Trust (the “Registrant”) expects to file with the Securities and Exchange Commission (the “SEC”), on or about August 31, 2006, a “shelf” registration statement on Form S-3.  This registration statement will register the offering of an unspecified amount of securities of each class identified therein, including common shares of beneficial interest, preferred shares of beneficial interest, depositary shares representing interests in preferred shares and warrants to purchase common shares and/or preferred shares of beneficial interest, or any combination of these securities, that the Registrant may issue from time to time in one or more offerings.  Under the SEC’s reporting requirements, when a company prepares a new registration statement that includes or incorporates financial statements as of a date on or after the date the company reports a component as a discontinued operation under the Financial Accounting Standard Board’s Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), the company must revise its prior period annual financial statements that are included or incorporated by reference in the registration statement to reflect the discontinued operation.

In its Form 10-Q filed for the quarterly period ended June 30, 2006, the Registrant reported four properties as discontinued operations in accordance with SFAS 144 that are in addition to what it reported as discontinued operations in its Annual Report on Form 10-K for the year ended December 31, 2005 (the “2006 Discontinued Operations”).  In order to meet the SEC’s post-annual report reporting requirements with respect to registration statements, the Registrant is filing this Current Report on Form 8-K and is attaching hereto as exhibits portions of its 2005 Annual Report on Form 10-K revised to reflect the reclassification of the 2006 Discontinued Operations as discontinued operations in the periods included therein.

More specifically, attached to this Current Report on Form 8-K as Exhibit 99.1 is a revision of the Registrant’s Selected Financial Data included in the 2005 Annual Report on Form 10-K. Attached to this Current Report on Form 8-K as Exhibit 99.2 is a revision of the Registrant’s Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2005 Annual Report on Form 10-K;  the portions of Exhibit 99.2 revised from the Registrant’s 2005 Annual Report on Form 10-K include the section therein entitled “Overview” and the section therein entitled “ Results of Operations.”  Attached to this Current Report on Form 8-K as Exhibit 99.3 is a revision of the Registrant’s consolidated financial statements for the 2005 Annual Report on Form 10-K; the portions of Exhibit 99.3 revised from the Registrant’s 2005 Annual Report on Form 10-K include the consolidated statements of operations and Notes 3, 16, 18, 20 and 22 to the consolidated financial statements.  The revision to reflect the reclassification of the 2006 Discontinued Operations did not affect the Registrant’s previously reported net income, financial condition or cash flows.

Item 9.01               Financial Statements and Exhibits

(a)                                Financial Statements of Businesses Acquired

None

(b)                                 Pro Forma Financial Information

None

(c)                                Shell Company Transactions

None

 (d)                            Exhibits

EXHIBIT NO.	EXHIBIT TITLE

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Selected Financial Data as of and for the years ended December 31, 2005, 2004, 2003, 2002 and 2001
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 31, 2006

CORPORATE OFFICE PROPERTIES TRUST

By:	/s/ Randall M. Griffin
Name:	Randall M. Griffin
Title:	President and Chief Executive Office

EXHIBIT INDEX

EXHIBIT NO.	EXHIBIT TITLE

23.1	Consent of Independent Registered Public Accounting Firm (PricewaterhouseCoopers LLP)
99.1	Selected Financial Data as of and for the years ended December 31, 2005, 2004, 2003, 2002 and 2001
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Consolidated Financial Statements